SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

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                                FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): July 31, 2002


                          CARNIVAL CORPORATION
         (Exact name of registrant as specified in its charter)


Republic of Panama             1-9610                  59-1562976
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(State or other jurisdiction  (Commission File Number) (I.R.S. Employer
of incorporation)                                      Identification No.)



3655 N.W. 87th Avenue, Miami, Florida             33178-2428
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(Address of principal executive offices)          (Zip code)



Registrant's telephone number, including area code:   (305) 599-2600






























Item 5. Other Events.

     Holland America Line, a unit of Carnival Corporation, cancelled the August 1, 2002, 7-day voyage of the ms Ryndam due to a gastrointestinal virus currently prevalent in Alaska and Canada. In addition, a generator malfunction has caused the early termination of the August 4, 2002 7-day voyage and cancellation of the August 11, 2002 7-day voyage of the ms Statendam. As a result, Holland America Line will provide lodging and travel accommodations, refund cruise fares and offer 25-50% off future cruise vouchers to the affected guests and will also protect travel agent commissions. The termination of these cruises is expected to reduce Carnival Corporation's third quarter 2002 earnings by up to $0.02 per share.

                                    * * *

CAUTIONARY NOTE CONCERNING FACTORS THAT MAY AFFECT FUTURE RESULTS

     Certain statements in this report constitute "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. We have tried, wherever possible, to identify such statements by using words such as "anticipate," "believe," "expect," "forecast," "future," "intend," and words and terms of similar substance in connection with any discussion of future operating or financial performance. These forward-looking statements, including those which may impact the forecasting of our net revenue yields, booking levels, pricing, occupancy or business prospects, involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements.

     Such factors include, among others, the following: general economic and business conditions which may impact levels of disposable income of consumers and the net revenue yields for our cruise products; consumer demand for cruises and other vacation options; other vacation industry competition; effects on consumer demand of armed conflicts, political instability, terrorism, adverse media publicity and the availability of air service; shifts in consumer booking patterns; increases in vacation industry capacity, including cruise capacity; continued availability of attractive port destinations; changes in tax laws and regulations; changes and disruptions in financial and equity markets; our financial and contractual counterparties' ability to perform; our ability to implement our brand strategy; our ability to implement our shipbuilding program and to continue to expand worldwide; our ability to attract and retain shipboard crew; changes in foreign currency and interest rates and increases in security expenses, food, fuel and insurance prices; delivery of new ships on schedule and at the contracted prices; weather patterns and natural disasters; unscheduled ship repairs and drydocking; incidents involving cruise ships; impact of pending or threatened litigation; our ability to successfully implement cost improvement plans; the continuing financial viability and/or consolidation of our travel agent distribution system; our ability to successfully integrate business acquisitions; and changes in laws and regulations applicable to us.

     These risks may not be exhaustive. We operate in a continually changing business environment, and new risks emerge from time to time. We cannot predict such risks nor can we assess the impact, if any, of such risks on our business or the extent to which any risk, or combination of risks may cause actual results to differ from those projected in any forward-looking statements. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.






                                      Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2002

                                      CARNIVAL CORPORATION

                                      By: /s/ Gerald R. Cahill
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                                      Name:  Gerald R. Cahill
                                      Title: Senior Vice President-Finance
                                             and Chief Financial and
                                             Accounting Officer